Long-Term Debt and Short-Term Borrowings	12 Months Ended
Dec. 31, 2015
Long-Term Debt and Short-Term Borrowings
Long-Term Debt and Short-Term Borrowings

NOTE 10.  Long-Term Debt and Short-Term Borrowings

The following debt tables reflect effective interest rates, which include the impact of interest rate swaps, as of December 31, 2015. If the debt was issued on a combined basis, the debt has been separated to show the impact of the fixed versus floating effective interest rates. Carrying value includes the impact of debt issuance costs and fair value hedging activity. Long-term debt and short-term borrowings as of December 31 consisted of the following:

Long-Term Debt

	Currency/	Effective	Final
(Millions)	Fixed vs.	Interest	Maturity	Carrying Value
Description / 2015 Principal Amount	Floating	Rate	Date	2015	2014
Medium-term note ($1 billion)	USD Fixed	1.62%	2016	$999	$996
Medium-term note ($650 million)	USD Fixed	1.10%	2017	648	647
Medium-term note (500 million Euros)	Euro Floating	0.16%	2018	545	606
Medium-term note ($450 million)	USD Floating	0.44%	2018	448	—
Medium-term note ($600 million)	USD Floating	0.55%	2019	597	592
Medium-term note ($25 million)	USD Fixed	1.74%	2019	25	25
Medium-term note (650 million Euros)	Euro Floating	0.15%	2020	708	—
Medium-term note ($300 million)	USD Floating	0.61%	2020	297	—
Medium-term note ($200 million)	USD Fixed	2.12%	2020	198	—
Eurobond (300 million Euros)	Euro Floating	0.21%	2021	348	389
Eurobond (300 million Euros)	Euro Fixed	1.97%	2021	326	361
Medium-term note ($600 million)	USD Fixed	2.17%	2022	592	591
Medium-term note (600 million Euros)	Euro Fixed	1.14%	2023	644	—
Medium-term note ($550 million)	USD Fixed	3.04%	2025	545	—
Medium-term note (750 million Euros)	Euro Fixed	1.71%	2026	801	892
30-year debenture ($330 million)	USD Fixed	6.01%	2028	343	344
Medium-term note (500 million Euros)	Euro Fixed	1.90%	2030	533	—
30-year bond ($750 million)	USD Fixed	5.73%	2037	743	742
Floating rate note ($96 million)	USD Floating	0.22%	2041	96	96
Medium-term note ($325 million)	USD Fixed	4.05%	2044	313	312
Floating rate note ($55 million)	USD Floating	0.16%	2044	55	55
Other borrowings	Various	0.22%	2016-2040	74	112
Total long-term debt				$9,878	$6,760
Less: current portion of long-term debt				1,125	55
Long-term debt (excluding current portion)				$8,753	$6,705

Post-Swap Borrowing (Long-Term Debt, Including Current Portion)

	2015		2014
	Carrying	Effective	Carrying	Effective
(Millions)	Value	Interest Rate	Value	Interest Rate
Fixed-rate debt	$6,712	2.54%	$4,911	2.74%
Floating-rate debt	3,166	0.32%	1,849	0.53%
Total long-term debt, including current portion	$9,878		$6,760

Short-Term Borrowings and Current Portion of Long-Term Debt

	Effective	Carrying Value
(Millions)	Interest Rate	2015	2014
Current portion of long-term debt	1.45%	$1,125	$55
U.S. dollar commercial paper	—%	—	—
Other borrowings	1.01%	919	51
Total short-term borrowings and current portion of long-term debt		$2,044	$106

In 2015, other short-term borrowings primarily consisted of bank borrowings by international subsidiaries, primarily Japan and Korea.

Maturities of Long-term Debt

Maturities of long-term debt for the five years subsequent of December 31, 2015 are as follows (in millions):

					After
2016	2017	2018	2019	2020	2020	Total
$1,125	$744	$993	$622	$1,203	$5,191	$9,878

Long-term debt payments due in 2016 and 2017 include floating rate notes totaling $126 million (classified as current portion of long-term debt), and $96 million (included as a separate floating rate note in the long-term debt table), respectively, as a result of put provisions associated with these debt instruments.

Credit Facilities

In August 2014, 3M amended and extended its existing $1.5 billion five-year revolving credit facility to a $2.25 billion five-year agreement expiring in August 2019. This credit agreement includes a provision under which 3M may request an increase of up to $2.25 billion, bringing the total facility up to $4.5 billion (at the lender’s discretion). This facility was undrawn at December 31, 2015. Under the $2.25 billion credit agreement, the Company is required to maintain its EBITDA to Interest Ratio as of the end of each fiscal quarter at not less than 3.0 to 1. This is calculated (as defined in the agreement) as the ratio of consolidated total EBITDA for the four consecutive quarters then ended to total interest expense on all funded debt for the same period. At December 31, 2015, this ratio was approximately 56 to 1. Debt covenants do not restrict the payment of dividends.

Other Credit Facilities

Apart from the committed revolving facility, an additional $241 million in stand-alone letters of credit and $18 million in bank guarantees were also issued and outstanding at December 31, 2015. These lines of credit are utilized in connection with normal business activities.

Long-Term Debt Issuances

The principal amounts, interest rates and maturity dates of individual long-term debt issuances can be found in the long-term debt table found at the beginning of this note.

In May 2015, 3M issued 1.750 billion Euros aggregate principal amount of medium term notes. In August 2015, 3M issued $1.500 billion aggregate principal amount of medium-term notes. Upon debt issuance, the Company entered into two interest rate swaps as fair value hedges of a portion of the fixed interest rate medium-term note obligation. The first converted a $450 million three-year fixed rate note, and the second converted $300 million of a five-year fixed rate note included in this issuance to an interest rate based on a floating three-month LIBOR index.

In June 2014, 3M issued $950 million aggregate principal amount of medium-term notes. Upon debt issuance, the Company entered into an interest rate swap to convert $600 million of a $625 million note included in this issuance to an interest rate based on a floating three-month LIBOR index as a fair value hedge of a portion of the fixed interest rate medium-term note obligation. In November 2014, the Company issued 1.250 billion Euros aggregate principal amount of medium-term notes.

In November 2013, 3M issued a Eurobond for an amount of 600 million Euros. Upon debt issuance, 3M completed a fixed-to-floating interest rate swap on a notional amount of 300 million Euros.

Long-Term Debt Maturities

In July 2014, 3M retired at maturity 1.025 billion Euros of seven-year 5.0% fixed rate Eurobonds. In December 2012, 3M entered into a three-year 66 million British Pound (approximately $106 million based on agreement date exchange rates) committed credit facility agreement with JP Morgan Chase Bank, which was fully drawn as of December 31, 2012. 3M repaid the balance in 2014.

In August 2013, 3M repaid $850 million (principal amount) of medium-term notes.

Floating Rate Notes

At various times, 3M has issued floating rate notes containing put provisions. 3M would be required to repurchase these securities at various prices ranging from 99 percent to 100 percent of par value according to the reduction schedules for each security. In December 2004, 3M issued a forty-year $60 million floating rate note, with a rate based on a floating LIBOR index. Under the terms of this floating rate note due in 2044, holders have an annual put feature at 100 percent of par value from 2014 and every anniversary thereafter until final maturity. Under the terms of the floating rate notes due in 2027, 2040 and 2041, holders have put options that commence ten years from the date of issuance and each third anniversary thereafter until final maturity at prices ranging from 99 percent to 100 percent of par value. In 2008 through 2015, 3M was required to repurchase an immaterial amount of principal on the aforementioned floating rate notes.